UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2023

BK Technologies Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

(321) 984-1414

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.60 per share	BKTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Timothy A. Vitou retired from his position as President of BK Technologies Corporation, a Nevada corporation (the “Company”), effective October 12, 2023.

In connection with Mr. Vitou’s retirement, the Company and Mr. Vitou entered into a Separation Agreement and General Release (“Separation Agreement”). Pursuant to the Separation Agreement, upon Mr. Vitou’s retirement, the Company will pay to Mr. Vitou $283,250, which amounts to twelve months of compensation at Mr. Vitou’s current normal base pay rate, less taxes, social security and other required withholdings, to be paid in bi-weekly increments in accordance with the Company’s regular payroll practices. Pursuant to the Separation Agreement, Mr. Vitou granted a general release to the Company from any and all claims (known or unknown), rights, or demands that Mr. Vitou has or may have against the Company and other released parties described in the Separation Agreement.  In the Separation Agreement, Mr. Vitou was given required opportunities to seek advice of counsel and to revoke the Separation Agreement.

The preceding description of the Separation Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Separation Agreement, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously announced, the Board of Directors of the Company appointed John M. Suzuki, the Company’s Chief Executive Officer, as the President of the Company, effective as of October 12, 2023. The information regarding Mr. Suzuki required by Items 401(b), (d), (e), and Item 404(a) of Regulation S‑K was disclosed in the Company’s Amendment No. 1 to its Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 2, 2023, and is incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement and General Release between the Company and Mr. Vitou dated October 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: October 13, 2023	By:	/s/ Scott A. Malmanger
Scott A. Malmanger
Chief Financial Officer

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